SUPPLEMENT DATED JUNE 16, 2022 TO THE CURRENT
STATUTORY PROSPECTUS FOR:
Invesco High Yield Municipal Fund
(the “Fund”)
This supplement amends the Statutory Prospectus of the above referenced Fund and is in addition to any other supplement(s), unless otherwise specified. You should read this supplement in conjunction with the Statutory Prospectus and retain it for future reference.
Effective as of the open of business on June 28, 2022:
The following sentence is deleted from the front cover: “As of the open of business on June 7, 2021, the Fund limited public sales of its shares to certain investors.”
Additionally, the information appearing under the heading “Other Information – Limited Fund Offering” is deleted in its entirety.
VK-HYM-STAT-SUP 061622